UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): December 9, 2025

MercadoLibre, Inc.
(Exact name of Registrant as specified in Charter)
Commission file number 001-33647

Delaware	98-0212790
(State or other jurisdiction of incorporation )	(I.R.S. Employer Identification Number)
WTC Free Zone
Dr. Luis Bonavita 1294, Of. 1733, Tower II
Montevideo, Uruguay , 11300
(Address of registrant’s principal executive offices) (Zip Code)
(+598) 2-927-2770
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MELI	Nasdaq Global Select Market
2.375% Sustainability Notes due 2026	MELI26	The Nasdaq Stock Market LLC
3.125% Notes due 2031	MELI31	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 9, 2025, MercadoLibre, Inc. (the “Company” or “we”) closed its underwritten public offering of $750,000,000 aggregate principal amount of 4.900% Notes due 2033 (the “Notes”) pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-291604). The Notes were issued pursuant to an indenture (the “Indenture”), dated as of January 14, 2021, among the Company, the guarantors party thereto and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the fourth supplemental indenture (the “Fourth Supplemental Indenture”), dated as of December 9, 2025, among the Company and MercadoLibre S.R.L., eBazar.com.br Ltda., Mercado Pago Instituição de Pagamento Ltda, DeRemate.com de México, S. de R.L. de C.V., MPFS, S. de R.L. de C.V., MP Agregador, S. de R.L. de C.V., MercadoLibre Chile Ltda. and MercadoLibre Colombia Ltda., as guarantors and the Trustee.

The foregoing description of the Indenture and Fourth Supplemental Indenture is qualified in its entirety by the terms of such agreements, which are filed hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the respective form of Notes filed hereto as Exhibit 4.3, incorporated herein by reference.

In connection with the offering, the legal opinions as to the validity of the Notes are attached hereto as Exhibits 5.1, 5.2, 5.3, 5.4, 5.5 and 5.6 and are incorporated herein by reference.

This report on Form 8-K shall be deemed to be incorporated by reference in the registration statement on Form S-3 (Registration Nos. 333-291604, 333-291604-01, 333-291604-02, 333-291604-03, 333-291604-04, 333-291604-05, 333-291604-06, 333-291604-07, 333-291604-08) of MercadoLibre, Inc., and to be part thereof from the date on which this report is furnished, to the extent not superseded by documents or reports subsequently filed or furnished.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1
Indenture, dated January 14, 2021, between MercadoLibre, Inc., MercadoLibre S.R.L., Ibazar.com Atividades de Internet Ltda., eBazar.com.br Ltda., Mercado Envios Servicos de Logistica Ltda., MercadoPago.com Representações Ltda., MercadoLibre Chile Ltda., MercadoLibre, S. de R.L. de C.V., DeRemate.com de México, S. de R.L. de C.V. and MercadoLibre Colombia Ltda. and The Bank of New York Mellon, as trustee (incorporated herein by reference to Exhibit 4.1 to MercadoLibre Inc.’s Current Report on Form 8-K filed with the Commission on January 14, 2021).

4.2
Fourth Supplemental Indenture, dated December 9, 2025, between MercadoLibre, Inc., MercadoLibre S.R.L., eBazar.com.br Ltda., Mercado Pago Instituição de Pagamento Ltda, DeRemate.com de México, S. de R.L. de C.V., MPFS, S. de R.L. de C.V., MP Agregador, S. de R.L. de C.V., MercadoLibre Chile Ltda. and MercadoLibre Colombia Ltda. and The Bank of New York Mellon, as trustee.

4.3	Form of Global Note representing the Registrant’s Notes.
5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP, counsel to the Company, as to the validity of debt securities and guarantees.
5.2	Opinion of Marval O'Farrell Mairal as to the validity of guarantees under Argentine law.
5.3	Opinion of Veirano Advogados as to the validity of guarantees under Brazilian law.
5.4	Opinion of Nader, Hayaux y Goebel, S.C. as to the validity of guarantees under Mexican law.
5.5	Opinion of Claro & Cia. as to the validity of guarantees under Chilean law.
5.6	Opinion of Brigard & Urrutia Abogados SAS as to the validity of guarantees under Colombian law.
23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in opinion filed as Exhibit 5.1).
23.2	Consent of Marval O'Farrell Mairal (included in opinion filed as Exhibit 5.2).
23.3	Consent of Veirano Advogados (included in opinion filed as Exhibit 5.3).
23.4	Consent of Nader, Hayaux y Goebel, S.C. (included in opinion filed as Exhibit 5.4).
23.5	Consent of Claro & Cia. (included in opinion filed as Exhibit 5.5).
23.6	Consent of Brigard & Urrutia Abogados SAS (included in opinion filed as Exhibit 5.6).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MercadoLibre, Inc.

Dated: December 9, 2025	By:	/s/ Martín de los Santos
	Name:	Martín de los Santos
	Title:	Chief Financial Officer